UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2017

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.

On November 1, 2017, Approach Resources Inc. (the “Company”) issued a press release announcing financial and operational results for the three months and nine months ended September 30, 2017 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 3.02.  Unregistered Sales of Equity Securities.

On November 1, 2017, Approach Oil & Gas Inc. (“AOG”), a wholly owned subsidiary of the Company, and for the limited purposes stated therein, the Company, entered into a purchase and sale agreement (the “Purchase Agreement”) with Amistad Energy Partners, LLC, a Delaware limited liability company (“Seller”), pursuant to which, AOG has agreed to acquire certain interests in oil and gas properties, rights and related assets of Seller in the southern Midland Basin (the “Acquisition”). As consideration for the Acquisition, the Company has agreed to issue to Seller an aggregate of 7,573,215 shares of common stock of the Company, par value $0.01 per share (the “Company Stock”), valued at $18,050,000, based on a 20-day volume weighted average price, and subject to customary purchase price adjustments at closing. The Acquisition is subject to customary closing conditions and is expected to close in the fourth quarter of 2017, with an effective date of September 1, 2017.

The issuance of the Company Stock under the Purchase Agreement will be made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and the regulations promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by Seller.

Item 7.01  Regulation FD Disclosure.

On November 1, 2017, the Company issued the Press Release discussed above in Item 2.02 of this current report on Form 8-K.  A copy of the Press Release is furnished herewith as Exhibit 99.1.

On November 1, 2017, the Company posted a presentation titled “Approach Resources Inc. – Third Quarter 2017 Results” under the “Investors – Events and Presentations” section of the Company’s website, www.approachresources.com.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 1, 2017.

In accordance with General Instruction B.2 of Form 8-K, the information in sections 2.02 and 7.01 of this current report on Form 8-K, including the attached, referenced exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in the Company’s Securities and Exchange Commission (“SEC”) filings. The Company’s SEC filings are available on the Company’s website at www.approachresources.com. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Approach Resources Inc.

By:	/s/ Josh E. Dazey
Josh E. Dazey
Vice President – General Counsel

Date:  November 2, 2017

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